UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 23, 2017

GOODRICH PETROLEUM CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-12719	76-0466193
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

801 Louisiana, Suite 700 Houston, Texas	77002
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (713) 780-9494
Not Applicable
(Former Name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Certain Directors or Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) Second Amendment to the Company’s Management Incentive Plan
As described in Item 5.07 below, on May 23, 2017 at the Annual Meeting, the Company’s stockholders approved the Second Amendment (the “Second Amendment”) to the Company’s amended Management Incentive Plan (the “Plan”) in order to increase the number of shares reserved for issuance under the Plan by 1,500,000 shares.
A summary of the Second Amendment is set forth in the Company’s first amendment to the definitive proxy statement filed with the Securities and Exchange Commission on May 3, 2017 (the “Amended Proxy Statement”). That summary and the above description of the Second Amendment do not purport to be complete and are qualified in their entirety by reference to the Plan, as amended by the Second Amendment, the complete description of which is incorporated herein by reference to the Amended Proxy Statement.

Item 5.07	Submission of Matters to a Vote of Security Holders
The Company held its Annual Meeting on May 23, 2017. At the meeting, the Company’s stockholders were requested to: (1) elect two Class I directors to serve on the Company’s Board for a term of office expiring at the Company’s 2020 Annual Meeting of Stockholders, (2) ratify the selection of Hein & Associates LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017, (3) approve on an advisory basis, the compensation of certain of the Company’s executive officers set forth in the Proxy Statement (“Named Executive Officers”), (4) approve on an advisory basis, the frequency of future say-on-pay proposals and (5) approve the amendment to the Company’s Management Incentive Plan. Each of these items is more fully described in the Company’s definitive proxy statement filed on April 20, 2017 and the first amendment thereto filed on May 3, 2017.
The certified results of the matters voted upon at the Annual Meeting are as follows:
Proposal No. 1 — Election of Class I Directors: The election of each Class I director was approved as follows:

Nominee	For	Withheld	Broker Non-Votes
Timothy D. Leuliette	6,813,510	155	167,446
Steven J. Pully	6,813,333	332	167,446
Proposal No. 2 — Ratification of the Selection of Hein & Associates LLP: The ratification of the selection of Hein & Associates LLP was approved as follows:

For	Against	Abstain	Broker Non-Votes
6,979,631	1,460	20	0
Proposal No. 3 — Approval of Named Executive Officer Compensation: The compensation of the Company’s Named Executive Officers was approved as follows:

For	Against	Abstain	Broker Non-Votes
6,812,047	1,576	42	167,446
Proposal No. 4 — Approval, on an Advisory Basis, of the Frequency of the Stockholder Vote on the Compensation of the Company’s Named Executive Officers : The holding of the advisory vote on the compensation of the Company’s Named Executive Officers every year was approved on an advisory basis as follows:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
6,610,399	501	170,817	32	199,362

In accordance with the stockholders’ recommendation, the Company has determined that it will continue to hold an advisory vote on the compensation of its named executive officers every year, until the next stockholder advisory vote on the frequency of the advisory vote on the compensation of the Company’s named executive officers.

Proposal No. 5 — Approval of the Amendment to the Company’s Management Incentive Plan: The Amendment to the Company’s Management Incentive Plan was approved as follows:

For	Against	Abstain	Broker Non-Votes
6,371,370	410,376	3	199,362

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOODRICH PETROLEUM CORPORATION

Date: May 25, 2017	By:	/s/ Michael J. Killelea
Michael J. Killelea
Executive Vice President, General Counsel and Corporate Secretary